UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): July 29, 2013

SUSSEX BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-29030	22-3475473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Munsonhurst Road Franklin, New Jersey 07416
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (973) 827-2914

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 29, 2013, Sussex Bancorp (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2013. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

The information contained in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2013	SUSSEX BANCORP
	By:	/s/ STEVEN M. FUSCO Steven M. Fusco Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated July 29, 2013.